UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Precision Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2018, Precision Therapeutics Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the period ended September 30, 2018.  In addition, Precision Therapeutics Inc. held a conference call for investors on November 14, 2018. The script of the conference call is attached hereto as Exhibit 99.2.

Item 8.01. Other Events.

The press release attached hereto as Exhibit 99.1 and the script attached hereto as Exhibit 99.2 are considered a filing under Rule 425 under the Securities Act of 1933 and deemed filed under Rule 14a-12 of the Securities Exchange Act of 1934.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Precision and Helomics Holding Corporation (“Helomics”). In connection with the proposed transaction, Precision has filed a registration statement on Form S-4, containing a proxy statement/prospectus (the “S-4”) with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Precision has filed or may file with the SEC or that Precision or Helomics has sent or may send to their respective security holders in connection with the proposed transaction.

SECURITY HOLDERS OF HELOMICS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov after they are filed. Copies of documents filed with the SEC by Precision will be made available free of charge on Precision’s website at www.precisiontherapeutics.com.

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 14, 2018

99.2	Script of Conference Call held on November 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION THERAPEUTICS inc.
By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date: November 14, 2018